MILLER CONVERTIBLE FUND

CLASS A SHARES

MCFAX

Summary Prospectus     March 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2010, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.millerconvertiblefund.com/prospectuses. You can also obtain these documents at no cost by completing a document request form on our web-site, www.millerconvertiblefund.com or by calling 1-877-441-4434 or by sending an email request to ordermiller@geminifund.com, or ask any financial adviser, bank or broker-dealer that offers shares of the Fund.

Investment Objective: The Fund’s investment objective is to maximize total return while keeping volatility low and preserving principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 15 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.72%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.98%
Fee Waiver (2)	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver	1.76%

(1) The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(2) The Fund's advisor has contractually agreed to reduce fees and absorb expenses of the Fund through February 28, 2011 to ensure that Total Annual Fund Operating Expenses After Fee Waivers (excluding brokerage fees and commissions, borrowing costs such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses) will not exceed 1.75% for Class A shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 year	3 years	5 years	10 years
$744	$1,141	$1,562	$2,732

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of the portfolio.

Principal Investment Strategies: The Fund's advisor ("Wellesley") seeks to maximize the Fund’s total return by investing in convertible securities.  Total return has two components, income and capital appreciation.  Convertible securities often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time.  The advisor also seeks to minimize volatility and preserve capital using various strategies, such as investing in convertible securities that have “put” provisions, relatively short maturities, and/or a guarantee of principal by the issuer.  Generally, the convertible securities in the portfolio will have remaining maturities or put provisions of less than seven years.

Under normal conditions, the Fund invests at least 80% of its assets in convertible securities of U.S. and foreign companies, and may invest without limitation in foreign companies.  The Fund defines convertible securities as:

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convertible bonds

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convertible preferred stocks, and

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synthetic convertible securities.

Convertible bonds and convertible preferred stocks are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security.  Convertible securities generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).  The Fund may invest without limitation in non-investment grade convertible bonds, commonly known as “high yield” or “junk” bonds, provided the bond is rated at least B3 by Moody’s Investors service or B- by Standard & Poor’s Rating Group or B- by Fitch Ratings or if unrated, determined by the advisor to be of similar quality.  Synthetic convertible securities are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond or convertible preferred stock.  Synthetic convertible securities are usually created by investment banks and brokerage firms.  These may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes.  There is no limit on the portion of the Fund's portfolio that will be allocated among convertible bonds, convertible preferreds and synthetic convertibles.  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Although the Fund’s portfolio will generally invest in several different industries and issuers, the Fund is a “non-diversified” fund, meaning that it can invest a significant percentage of its assets in the securities of a single issuer.  The Fund may also concentrate its holdings in a particular market sector.

Wellesley will purchase a convertible security when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside. Wellesley attempts to identify convertible securities that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each underlying company to analyze credit quality and the specific terms of each offering. In general, Wellesley sells securities when an issuer's credit quality deteriorates, the conversion feature of a security is no longer a likely source of capital appreciation, to increase diversification or when Wellesley believes more attractive investments are available.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

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Allocation Risk: Since the Fund may invest a significant amount of its assets in a particular market or sector, the value of its shares may be more susceptible to adverse changes within that market or sector than a fund that does not focus investments.

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Convertible Securities Risk: Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.

Fixed-Income Risk.  The market value of fixed-income securities tends to decline as interest rates increase.  Fixed-income securities are also subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest payments as due. Fixed-income securities may also be subject to prepayment or redemption risk, which may result in lower reinvestment rates.

High Yield Bond Risk.  The Fund may invest in fixed-income securities rated less than investment grade that are sometimes referred to as "high yield" or "junk" bonds.  These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities.

Common Stock Risk.  Convertible securities may have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time.

Synthetic Convertible Security Risk.  The value of a synthetic convertible security may respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value.

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Foreign Risk:  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.

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Leverage Risk:  The use of put options and other strategies may involve leverage.  Leverage can magnify the effects of changes in the value of the Fund and make the Fund's share price more volatile.

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Management Style Risk:  The Fund's advisor's objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that its investment strategy will produce the desired results.

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Non-Diversification Risk:  The Fund is non-diversified, which means that more of the Fund’s assets may be invested in the securities of a single issuer than a diversified fund.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.  The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown.  The performance table compares the performance of the Fund’s Class A shares over time to the performance of a broad-based market index.  The sales charge is reflected in the table, and if it was not included, the return would be more than that shown. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Class A Shares Annual Total Return for Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 12.46% during the quarter ended September 30, 2009, and the lowest return for a quarter was

-10.80% during the quarter ended December 31, 2008.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2009)

MILLER CONVERTIBLE FUND, CLASS A*	One Year	Since Inception (1)
Return before taxes	24.91%	0.01%
Return after taxes on distributions (1)	24.40%	-0.36%
Return after taxes on distributions and sale of Fund shares (1)	16.19%	-0.20%
Merrill Lynch All Convertible Excluding 144A and Mandatory Index(2)	47.20%	-0.90%

(1)  The inception date of the Fund is December 27, 2007.

(2)  Merrill Lynch All Convertible Excluding 144A and Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks, converted and 144A securities.  Unlike the Fund’s returns, however, they do not reflect any fees or expenses.  An investor cannot invest directly in an index.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor: Wellesley Investment Advisors, Inc.

Portfolio Managers: Greg Miller, Chief Executive Officer of the Fund's advisor, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager.  From the Funds inception to January 1, 2010 he was the sole Portfolio Manager.  Michael Miller, Vice President of the Fund's advisor, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager and has been Co-Portfolio Manager of the Fund since January 1, 2010.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account is $2,500 for regular accounts and $500 for retirement accounts. The minimum subsequent investment is $100 for all accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Purchases and redemptions may be made by mailing an application or redemption request to Miller Convertible Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-877-441-4434 or by visiting www.millerconvertiblefund.com.

Tax Information

 Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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